UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 28, 2005
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On September 28, 2005, HomeAmerican Mortgage Corporation, a wholly-owed subsidiary of M.D.C. Holdings, Inc., entered into a Third Amendment to its Third Amended and Restated Warehousing Credit Agreement. The Third Amendment modified the sublimits for Wet Funded Loans, as set forth in Exhibit A to the Third Amendment. A copy of the Third Amendment is attached hereto as Exhibit 99.1.
ITEM 9.01. EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Third Amendment to Third Amended and Restated Warehousing Credit Agreement, dated September 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: September 30, 2005	By:	/s/ Joseph H. Fretz

Joseph H. Fretz Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Third Amendment to Third Amended and Restated Warehousing Credit Agreement, dated September 28, 2005.

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